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                                                                    EXHIBIT 23.1


             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statements Nos. 33-49758, 33-85744 and 333-07541 of Abaxis, Inc. on Form S-8 of our report dated April 24, 1998, appearing in this Annual Report on Form 10-K of Abaxis, Inc. for the year ended March 31, 1998.



San Jose, California
June 25, 1998

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